UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2015

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Park Avenue, New York, New York	10022
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

120 West 45th Street, New York, New York
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01	OTHER EVENTS.

On May 7, 2015, Pzena Investment Management, Inc. issued a press release in which it reported its preliminary assets under management as of April 30, 2015. A copy of the press release is attached to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press release, dated May 7, 2015, of Pzena Investment Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pzena Investment Management, Inc.

Dated: May 7, 2015	By:	/s/Gary J. Bachman
Name: Gary J. Bachman
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated May 7, 2015, of Pzena Investment Management, Inc. reporting preliminary assets under management as of April 30, 2015.